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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K


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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 28, 2005


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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)


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

                 Delaware                                 1-11758                               36-3145972
     (State or other jurisdiction of             (Commission File Number)                     (IRS Employer
              incorporation)                                                                Identification No.)

              1585 Broadway, New York, New York                                           10036
           (Address of principal executive offices)                                    (Zip Code)



      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On March 28, 2005, Morgan Stanley (the "Company") announced that Mr. Stephen S. Crawford and Ms. Zoe Cruz have been named Co-Presidents of the Company. The Compensation Committee of the Board of Directors of the Company previously approved a 2005 annual base salary of $300,000 for each of Mr. Crawford and Ms. Cruz. For more information on the appointments, see Item 5.02(c) below.


Item  5.02.  Departure  of  Directors  or  Principal  Officers;   Election  of
Directors; Appointment of Principal Officers.

(c) On March 28, 2005, the Company announced that Mr. Stephen S. Crawford and Ms. Zoe Cruz have been named Co-Presidents of the Company, with responsibility for the Company's Institutional Securities, Individual Investor and Investment Management Groups. The Company's related press release is filed as Exhibit
99.1 to this Form 8-K and is incorporated by reference herein.

Stephen S. Crawford, age 40, has been an Executive Vice President and the Chief Administrative and Risk Officer since March 2004, an Executive Vice President and the Chief Financial Officer from March 2001 to March 2004, an Executive Vice President and the Chief Strategic and Administrative Officer from June 2000 to March 2001 and a Managing Director of Morgan Stanley & Co. Incorporated since 1998.

Zoe Cruz, age 50, has been the Head of the Fixed Income Division since September 2000 and the Co-Head of the Foreign Exchange Department from August 1993 to September 2000.

See Item 1.01 above for terms of the employment arrangements between the Company and each of the Co-Presidents.


Item 8.01.  Other Events.

On March 29, 2005, the Company announced that Mr. Vikram S. Pandit, President and Chief Operating Officer of the Company's Institutional Securities Group, and Mr. John P. Havens, Head of the Institutional Equity Division, have informed the Company that they have decided to leave the Company to pursue other endeavors.

Mr. Joseph R. Perella has been appointed Vice Chairman of the Company and will report to Mr. Philip J. Purcell, the Company's Chairman and Chief Executive Officer. The new Head of the Company's Institutional Equity Division, Mr. Jerker Johansson, and the new Head of its Fixed Income Division, Mr. Neal Shear, will report to Mr. Crawford and Ms. Cruz.



Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit
      Number            Description
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       99.1             Press Release, dated March 28, 2005, issued by
                        Morgan Stanley.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MORGAN STANLEY
                                          (Registrant)

                                          By:        /s/ Ronald T. Carman
                                             ---------------------------------
                                             Name:  Ronald T. Carman
                                             Title: Assistant Secretary


Date: March 29, 2005